LORD ABBETT

Lord Abbett

Global Equity Fund
Global Income Fund
[GRAPHIC OMITTED]

2001
SEMIANNUAL
REPORT

 For the Six-Month Period
 Ended June 30, 2001

"For Lord Abbett to have achieved five places on the elite `Best in Class' list is truly a mark of distinction."

                               [GRAPHIC OMITTED]

Lord Abbett is proud to announce to shareholders that five of our mutual funds won Mutual Funds' 2001 "Best in Class" awards for their superior risk-adjusted performance.*

The magnitude of this achievement is perhaps best summed up by John Curran, Managing Editor of Mutual Funds. "For Lord Abbett to have achieved five places on the elite `Best in Class' list is truly a mark of distinction," said Curran.

"This is an extraordinarily difficult list for a fund to get on. For a firm to have one fund make the list is great; to place five funds across several categories is a remarkable accomplishment."

We attribute this recognition to the hard work and dedication of our investment management research teams. You can be confident that the same investment diligence is applied in the management of all our Funds as we strive to achieve strong risk-adjusted returns for shareholders.


*The Mutual Funds "Best in Class" awards are awarded to funds with a three-year history based on two superior risk-adjusted ratings: the Morningstar Category Rating and the Sharpe Ratio.


For complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Please review it carefully before investing.

Report to shareholders
For the six-month period ended June 30, 2001

Dear Shareholders: We are pleased to provide you with this six-month overview of our Funds' strategies and performance for the period ended June 30, 2001. On this and the following pages, the senior members of the Funds' investment teams discuss the factors that influenced our performance results.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Sincerely,
/s/ Robert S. Dow
Robert S. Dow
Chairman
--------------------------------------------------------------------------------
In this review:

o    Lowered corporate earnings prospects hit U.S. stocks.

o    Euro-zone economy grows weaker.

o    Corporate bond issuance strong.


Market Review: The first six months of 2001 saw the relentless unwinding of equity valuations, mainly in the global TMT (technology, media, and telecommunications) sectors. In the U.S., moderating consumer confidence, shrinking information-technology expenditures, and lowered earnings prospects hit most sectors of the stock market. The Federal Reserve Board (the Fed), in reaction to slower economic growth, attempted to spark the economy by cutting interest rates six times during the period. Despite the Fed's efforts, however, many U.S. companies continued to warn of lower sales and profit margins.

     The landscape was similar in equity markets overseas. Investors believed that economic growth in Continental Europe would be self-sustaining in the face of the U.S. slowdown, but, by the end of June, European governments were revising down their growth estimates for the year for gross domestic product. European companies began to issue profit warnings similar to those of their U.S. counterparts. In addition, Japan had its own set of problems, sliding back into recession despite a popular new prime ministerintent on economic reform. One bright spot was the U.K. economy, which responded well to the interest-rate cuts undertaken by the Bank of England. Companies dependent on domestic spending in the U.K.--such as retailers and public-sector support-service providers--saw profits rise.

     In the bond markets, U.S. Treasuries were volatile in the first half of the year, as uncertainty about the U.S. economic outlook and varying expectations about the size and timing of the next interest-rate cut by the Fed preoccupied investors. Non-Treasury securities, on the other hand, performed well, as the Fed's accommodative policies fueled investors' hopes that the capital markets would be able to meet borrowers' needs. In particular, the appetite for corporate debt, both investment grade and high yield, was impressive, and in May hit a new issuance record of $81.2 billion.(1)

     European investors were significant buyers of U.S. corporate debt, as the weakening euro-zone currency became less attractive relative to the U.S. dollar. Meanwhile, in the emerging markets, Latin America continued to be the focus of concern, particularly Argentina's absence of economic growth, which raised doubts about the nation`s ability to pay down its mounting debt burden. With the nation more integrated than ever into the global economy, investors remain wary that a loss of confidence in Argentina`s recovery could affect markets throughout Latin America.

Table of Contents

Global Equity Fund -- 3

Schedule of Investments -- 4

Global Income Fund -- 5

Schedule of Investments -- 6


Data on All Funds

Statements of Assets
and Liabilities -- 9

Statements of Operations -- 10

Statements of Changes
in Net Assets -- 11

Financial Highlights -- 13

Notes to Financial
Statements -- 17

(1) Thomson Financial, Newark, NJ.

     "One bright spot was the U.K. economy, which responded well to the interest-rate cuts undertaken by the Bank of England."

Outlook: As we move forward, we are more aware than ever of the need to remain flexible. Although we believe a lower interest-rate environment will eventually prove the catalyst for a U.S. economic recovery, we do not expect to see appreciable improvement in equity markets for the balance of 2001, as corporate earnings continue to prove worrisome. Internationally, we remain cautious. The euro-zone, in particular, continues to weaken and, without additional rate cuts by the European Central Bank, will respond slowly to any economic improvement in the United States. Future improvements in Japan and Argentina will depend largely on the political will to make difficult decisions. Looking further out to the first half of 2002, we are cautiously optimistic, especially in the United States. Although nothing suggests a return to boom times, in our opinion much of the weakness has passed and the U.S. economy is likely positioned for at least a moderate acceleration in coming months.

     In this challenging environment, our investment philosophy remains flexible, enabling us to take advantage of shifts in the market and in economic outlook. Such shifts are neither unprecedented nor will they be without opportunities for the Funds we manage.

[PHOTO]

Senior Investment Team Members from left to right: Chuck Massare, Ingrid Holm and Robert G. Morris


"We increased our allocation to U.S. stocks over the period, as foreign markets deteriorated and the U.S. dollar remained strong."


Standardized Average Annual Total Returns for Class A shares for the period ended 6/30/01 with all distributions reinvested:

  One year, -26.58%; Five years, 2.15%; Ten years, 5.97%

Lord Abbett Global Equity Fund
For the six-month period ended June 30, 2001

In this letter:

o    European technology holdings dampen performance.

o    Defensive stocks in U.S. and U.K. contribute to gains.

o    Portfolio weighting in U.S. increased.


Portfolio Performance:(1) The Lord Abbett Global Equity Fund returned -16.0%(2) year-to-date (Class A shares), underperforming its benchmark, the MSCI World Index, which returned -10.5%(3) over the same period. The Fund`s relative performance was hurt by its technology and telecommunications holdings, principally in Europe. These companies experienced an unexpectedly sharp drop-off in demand by the end of the first quarter of 2001, and stock prices fell on downward earnings revisions. Offsetting this decline was the portfolio`s defensive holdings in the U.S. and the U.K. across the energy, utility, and consumer staples sectors, as investors took refuge in the stocks of companies with more predictable earnings growth. In addition, we increased our allocation to U.S. stocks over the period, as foreign markets deteriorated and the U.S. dollar remained strong.

Outlook: Going forward, we expect that the U.S. economic recovery will take longer, and will be more muted than most anticipate. Given that, it is likely to be the first to recover among the major world economies, so we continue to look for U.S. stocks that will benefit from a stronger economic environment. Lower interest rates and personal tax cuts should have a positive effect on consumer spending and, in order to leverage these catalysts, we want to hold the stocks of companies in the consumer discretionary sector. Internationally, we will remain cautious in Europe through the upcoming earnings season, and the Fund will maintain its overweight in more defensive U.K. stocks versus stocks issued in Continental European markets. In Japan, stepped-up economic reform may have a near-term negative impact, and we will be watching those developments. However, with the potential for the Japanese yen to weaken further versus the U.S. dollar, Japanese exporting companies should benefit, and we expect the Fund`s Japanese holdings to reflect this scenario.

                      Class A    Class B    Class C

   Net asset value     $10.90     $10.60     $10.62

    Total returns(2)   -16.0%     -16.2%     -16.3%

               Six-month period ended June 30, 2001


Important Performance and Other Information

A Note About Risk: The Fund invests substantially in foreign stocks which tend to be more volatile than U.S. stocks. Also, investments in foreign and derivative securities that the Fund may make present increased market, liquidity, currency, political, informational and other risks. These factors can affect Fund performance.

Past performance is no guarantee of future results. Because of market volatility, returns shown may be higher or lower than current returns. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. For further updated performance information, please call Lord Abbett at 800-821-5129 or refer to Lord Abbett's website at www.LordAbbett.com.

(1) The Global Equity Fund is actively managed and, as a result, its asset allocations may change from time to time. Sectors may include many industries.

(2) Reflects the percentage change in net asset value and includes the reinvestment of all distributions. The Fund issues several classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 for the current Prospectus.

(3) MSCI World Index includes stocks traded in the developed markets of Europe, Australasia, the Far East, Canada and the United States. The Index is weighted by market capitalization, is unmanaged and not available for direct investment.

                      Schedule of Investments (unaudited)
                      Global Equity Fund June 30, 2001

                       Investments                    Shares            Value
================================================================================
Common Stocks 94.09%
================================================================================
Australia 4.25%        Brambles Industries Ltd.       32,000       $  783,437
                       Commonwealth Bank
                       of Australia                   55,400          964,969
                       Southcorp. Ltd.               232,400          901,819
                                                                  ============
                       Total                                        2,650,225
-----------------------------------------------------------------------------
Canada 0.96%           Ballard Power Systems, Inc.*   12,600          597,100
-----------------------------------------------------------------------------
Finland 0.97%          Nokia Oyj                      26,845          609,084
-----------------------------------------------------------------------------
France 5.62%           Altran Technologies S.A.       13,900          647,952
                       Carrefour S.A.                 14,000          741,606
                       Casino Guichard Perrachon       8,189          691,629
                       Total Fina S.A. Class B         5,200          728,961
                       Vivendi Universal S.A.*        12,000          700,246
                                                                  ============
                       Total                                        3,510,394
-----------------------------------------------------------------------------
Germany 1.38%          MLP AG                          7,800          859,415
-----------------------------------------------------------------------------
Ireland 3.16%          Anglo Irish Bank Corp. plc*    90,100          342,876
                       Elan Corp. plc*                12,300          761,015
                       Irish Life & Permanent plc     74,134          867,085
                                                                  ============
                       Total                                        1,970,976
-----------------------------------------------------------------------------
Italy 1.18%            Bulgari S.P.A.                 70,000          733,894
-----------------------------------------------------------------------------
Japan 8.77%            Canon, Inc.                    19,100          771,841
                       Hitachi Ltd.                   68,000          667,896
                       Nintendo Co. Ltd.               4,000          728,031
                       NTT DoCoMo, Inc.*                  42          730,757
                       Rohm Co. Ltd.                   4,300          668,169
                       Tobu Railway Co. Ltd.         127,000          406,294
                       Tokyo Electric Power Co.       30,000          776,940
                       Toyota Motor Corp.             20,600          725,096
                                                                  ============
                       Total                                        5,475,024
-----------------------------------------------------------------------------
Norway 1.30%           Gjensidige NOR Sparebank*      28,500          811,282
-----------------------------------------------------------------------------
Spain 2.15%            Banco Santander Central

                       Hispano S.A.                   79,000          716,434
                       Telefonica S.A.                50,600          624,421
                                                                  ============
                       Total                                        1,340,855
-----------------------------------------------------------------------------
Switzerland 3.41%      Credit Suisse Group*            4,000          658,093
                       Julius Baer Holding
                       Ltd. AG Class B                   210          808,501
                       Kuoni Reisen Holding AG         1,700          658,761
                                                                  ============
                       Total                                        2,125,355
-----------------------------------------------------------------------------
United Kingdom         BP plc                         89,000          732,605
11.30%                 Diageo plc                     73,100          802,984
                       GlaxoSmithKline plc            29,860          841,037
                       Reckitt Benckiser plc          59,000          851,669
                       Rolls-Royce plc               276,500          913,131
                       Royal Bank of Scotland
                       Group plc                      34,000          750,314
                       Sainsbury plc                 128,000          799,013
                       The Great Universal
                       Stores plc                     94,000          805,534
                       Vodafone Group plc            251,000          556,736
                                                                  ============
                       Total                                        7,053,023
-----------------------------------------------------------------------------
United States 49.64%   American Home Products Corp.   16,000          935,040
                       American Intl. Group, Inc.      9,600          825,600
                       AOL Time Warner, Inc.*         16,700          885,100
                       Baxter Intl., Inc.             17,600          862,400
                       BellSouth Corp.                18,800          757,076

                       Investments                    Shares            Value
================================================================================
                       Burlington Northern
                       Santa Fe Corp.                 26,500    $     799,505
                       Cardinal Health, Inc.          12,150          838,350
                       Chevron Corp.                   8,500          769,250
                       Citigroup, Inc.                12,700          671,068
                       Clear Channel
                       Communications, Inc.*          11,500          721,050
                       Computer Associates
                       Intl., Inc.                    22,000          792,000
                       Concord EFS, Inc.*             19,500        1,014,195
                       Dell Computer Corp.*           25,600          664,320
                       EMC Corp.*                     20,000          581,000
                       Entergy Corp.                  20,000          767,800
                       Exelon Corp.                   11,650          746,998
                       Exxon Mobil Corp.               9,250          807,988
                       Federal Home Loan
                       Mortgage Corp.                 10,000          700,000
                       First Data Corp.               10,600          681,050
                       First Union Corp.              19,400          677,836
                       Fortune Brands, Inc.           22,500          863,100
                       General Electric Co.           17,000          828,750
                       Illinois Tool Works, Inc.      12,200          772,260
                       Intel Corp.                    31,100          909,675
                       International Business
                       Machines Co.                    7,650          864,450
                       Intimate Brands, Inc.          56,000          843,920
                       ITT Industries, Inc.           19,700          871,725
                       Microsoft Corp.*               12,600          914,760
                       Pfizer, Inc                    19,600          784,980
                       Philip Morris, Inc.            15,000          761,250
                       Qwest Communications
                       Intl., Inc.*                   10,400          331,448
                       Target Corp.                   11,400          394,440
                       The Home Depot, Inc.           19,400          903,070
                       Transocean Sedco Forex, Inc.   17,400          717,750
                       Tribune Co.                    19,100          764,191
                       United Parcel Service,
                       Inc. Class B                   17,800        1,028,840
                       V.F. Corp.                     16,700          607,546
                       Wachovia Corp.                 10,500          747,075
                       Western Wireless Corp.*        20,000          860,000
                       Xcel Energy, Inc.              24,800          705,560
                                                                  ============
                       Total                                       30,972,416
                       Total Common Stocks
                       (Cost $56,200,432)                          58,709,043
-----------------------------------------------------------------------------


                                                   Principal
                                                   Amount in
                                              Local Currency
                                                       (000)
================================================================================
Foreign Bond 0.03%
================================================================================
United Kingdom         British Aerospace
0.03%                  7.45% due 11/30/2003
                       (Cost $21,382)                 GBP 20           20,026
================================================================================
Short-Term Investment 3.56%
================================================================================
Commercial Paper       Citicorp, Inc.
3.56%                  4.14% due 7/2/2001
                       (Cost $2,222,000)              $2,222        2,222,000
                       Total Investments 97.68%
                       (Cost $58,443,814)                         $60,951,069
================================================================================

                        *Non-income producing security.
                         GBP - British Pound



                       See Notes to Financial Statements.
4

[PHOTO]

Senior Investment Team Members from left to right:
Robert A. Lee, Robert I. Gerber and Jerald Lanzotti


"Our decision to reduce the portfolio's holdings in U.S. government securities and to increase our exposure to U.S. investment-grade corporate bonds aided Fund performance."

  Standardized Average Annual Total Returns for Class A shares for the period ended 6/30/01 with all distributions reinvested:

  One year, -5.33%; Five years, 0.99%; Ten years, 5.00%



Lord Abbett Global Income Fund
For the six-month period ended June 30, 2001


In this letter:

o    Foreign currency exposure offsets gains.

o    U.S. corporate-bond rally helps performance.

o    European government bond holdings increased.


Portfolio Performance:(1) The Lord Abbett Global Income Fund returned -2.1%(2) (Class A shares) for the first six months of its fiscal year, largely in line with its benchmark, the Lehman Global Aggregate Index,(3) which returned -2.0%. Detracting from performance over the period was the portfolio's foreign currency exposure, as global currencies weakened against the U.S. dollar. The Fund was neutral to the benchmark in terms of currency exposure in the second quarter. A slight overweight in Japanese government bonds also negatively affected performance as yields declined reflecting the government's return to a zero-interest rate policy.

     On the positive side, our decision to reduce the portfolio's holdings in U.S. government securities and to increase our exposure to U.S. investment-grade corporate bonds aided Fund performance. This strategy, undertaken in anticipation of a U.S. economic recovery, proved beneficial in the second quarter as the U.S. government bond market declined and the corporate sector rallied sharply. In Europe, however, the economic outlook was less encouraging, so we reduced the portfolio's weighting in European corporate bonds and increased holdings in European government bonds--both decisions added to the portfolio's performance. We also generated gains from the sale of select holdings in emerging market securities, particularly those bonds that we believed had peaked in value.

Outlook: Although we believe a U.S. economic recovery is on the horizon, albeit not as soon as we would like, we remain cautious as corporate profit margins show little sign of immediate improvement. Going forward, therefore, we will continue to increase exposure to U.S. investment-grade corporate bonds, but perhaps with less aggressiveness than we did in the second quarter of 2001. In addition, we are keeping a close watch on signs of inflation, which would impact the Fed's interest-rate policy, and on eroding investor confidence, which could hurt companies' ability to raise capital.

                      Class A    Class B    Class C    Class P

   Net asset value      $6.30      $6.31      $6.31      $6.26

   Total returns(2)     -2.1%      -2.5%      -2.4%      -2.2%

                           Six-month period ended June 30, 2001


Important Performance and Other Information

A Note About Risk: The Fund invests substantially in foreign securities which present increased market, liquidity, currency, political, informational and other risks. The Fund may use foreign currency forwards and options in an attempt to hedge currency risk and may employ other derivatives. A significant portion of the Fund's assets may be invested in high-yield securities, sometimes called "junk bonds." These securities carry increased risks of price volatility, illiquidity and the possibility of default in the timely payment of interest and principal. The Fund invests in the securities of relatively few issuers, which may further enhance its volatility. These factors can affect Fund performance.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. For further updated performance information, please call Lord Abbett at 800-821-5129 or refer to Lord Abbett's website at www.LordAbbett.com.

(1) The Global Income Fund is actively managed and, as a result, its asset allocations may change from time to time.

(2) Reflects the percent change in net asset value and includes the reinvestment of all distributions. The Fund issues several classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 for the current Prospectus.

(3) Lehman Global Aggregate Index is a broad measure of the performance of taxable bonds in the global market with maturities of at least one year.

                               Schedule of Investments (unaudited)
                               Global Income Fund June 30, 2001


                                                                                                             Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon        Maturity      Currency
                               Investments                                          Rate            Date          (000)        Value
====================================================================================================================================
Foreign Bonds 46.25%
====================================================================================================================================
Australia 0.59%                Australian Government(a)                            7.50%       7/15/2005    AUD     640   $  347,233
------------------------------------------------------------------------------------------------------------------------------------
Belgium 0.19%                  Belgian Kingdom(a)                                 5.75%        9/28/2010    EUR     129      112,047
------------------------------------------------------------------------------------------------------------------------------------
Canada 1.60%                   Government of Canada(a)                             5.50%        6/1/2010    CAD     535      343,443
                               Government of Canada(a)                             7.50%       12/1/2003    CAD     855      593,089
                                                                                                                          ==========
                               Total                                                                                         936,532
------------------------------------------------------------------------------------------------------------------------------------
France 1.47%                   French Treasury Note(a)                             5.00%       7/12/2005    EUR   1,000      860,671
------------------------------------------------------------------------------------------------------------------------------------
Germany 10.80%                 Allgemeine Hypobank AG(a)(d)                        5.50%       7/13/2010    EUR   1,644    1,386,244
                               Bundesrepublic Deutschland(a)                       6.25%        1/4/2030    EUR   1,350    1,226,223
                               Bundesschatzanweisungen(a)                          5.00%       6/14/2002    EUR   1,581    1,348,363
                               Deutschland Republic(a)                            7.375%        1/3/2005    EUR   1,759    1,621,656
                               Kredit Wiederauf(a)                                5.625%     11/27/2007     EUR     835      731,712
                                                                                                                          ==========
                               Total                                                                        EUR            6,314,198
------------------------------------------------------------------------------------------------------------------------------------
Italy 8.73%                    Buoni Poliennali Del Tes(a)                         5.25%      10/15/2003    EUR   2,800    2,415,287
                               Buoni Poliennali Del Tes(a)                         5.25%      12/15/2005    EUR   3,000    2,593,968
                               Buoni Poliennali Del Tes(a)                         6.25%        3/1/2002    EUR     114       97,762
                                                                                                                          ==========
                               Total                                                                                       5,107,017
------------------------------------------------------------------------------------------------------------------------------------
Japan 11.02%                   Development Bank of Japan(a)                       2.875%      12/20/2006    JPY 710,000    6,442,681
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg 1.41%               Europaeische Hypobk(a)                              5.75%        1/4/2011    EUR     965      826,788
------------------------------------------------------------------------------------------------------------------------------------
Mexico 0.65%                   United Mexican States(a)(d)                         7.50%        3/8/2010    EUR     440      379,344
------------------------------------------------------------------------------------------------------------------------------------
Qatar 0.71%                    State of Qatar(d)                                   9.75%       6/15/2030    USD     365      417,013
------------------------------------------------------------------------------------------------------------------------------------
Spain 3.79%                    Spanish Government(a)                               6.00%       1/31/2008    EUR   2,500    2,212,839
------------------------------------------------------------------------------------------------------------------------------------
Sweden 1.09%                   Swedish Government(a)                              10.25%       5/5/2003     SEK   6,300      634,590
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom 4.20%           European Investment Bank(a)                         6.25%       12/7/2008    GBP     657      944,505
                               United Kingdom Treasury(a)                          6.00%      12/7/2028     GBP     300      483,806
                               United Kingdom Treasury(a)                          8.50%       12/7/2005    GBP     117      183,875
                               United Kingdom Treasury(a)                         10.00%        9/8/2003    GBP     550      845,748
                                                                                                                          ==========
                               Total                                                                                       2,457,934
------------------------------------------------------------------------------------------------------------------------------------
                               Total Foreign Bonds (Cost $29,060,727)                                                     27,048,887
====================================================================================================================================
United States Bonds 59.48%
====================================================================================================================================
                               Allied Waste North America, Inc.                   7.875%        1/1/2009    USD     165      162,113
                               AmeriCredit Auto Receivables                        6.24%        9/5/2003    USD      87       87,119
                               Arcadia Auto Receivables Trust                      6.20%       5/15/2003    USD     342      343,655
                               Arcadia Auto Receivables Trust                      6.30%       7/15/2003    USD     447      449,675
                               Burlington Northern, Santa Fe Railway Co.          7.125%      12/15/2010    USD     495      501,613
                               Calpine Corp.                                      7.875%        4/1/2008    USD     165      157,676
                               Case Equipment LoanTrust                            5.83%       2/15/2005    USD      79       79,483
                               Caterpillar, Inc.                                   6.55%        5/1/2011    USD      80       80,432
                               Century Communications Corp.                       8.375%      12/15/2007    USD     165      151,800
                               Charter Communication Holdings(b)(d)               9.625%      11/15/2009    USD     300      301,875
                               Citigroup, Inc.                                     7.25%       10/1/2010    USD     532      554,327
                               Clear Channel Communications, Inc.                  7.65%       9/15/2010    USD     347      358,344
                               Commercial Mortgage Asset Trust                    7.546%       1/17/2010    USD     750      792,157
                               Cox Communications,Inc.(b)                          7.75%       11/1/2010    USD     295      308,576
                               Credit Suisse First Boston, Inc.                    6.30%      11/11/2030    USD   1,415    1,401,481
                               Credit Suisse First Boston, Inc.                    6.52%       1/17/2035    USD     628      639,109
                               Crown Castle Intl. Corp.(b)(d)                     9.375%        8/1/2011    USD     300      272,250
                               CSC Holdings, Inc.                                 8.125%       8/15/2009    USD     410      407,712
                               DLJ Commercial Mortgage Corp.                       6.41%       2/18/2031    USD     660      659,549




                       See Notes to Financial Statements.
6



                               Schedule of Investments (unaudited)(continued)
                               Global Income Fund June 30, 2001


                                                                                                             Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon        Maturity      Currency
                               Investments                                          Rate            Date          (000)        Value
====================================================================================================================================
                               D.R. Horton, Inc.                                  10.00%       4/15/2006    USD     100  $   103,000
                               Dun & Bradstreet Corp.(d)                          6.625%      3/15/2006     USD     237      233,631
                               Enterprise Products Operations                      7.50%        2/1/2011    USD     180      179,900
                               Exelon Corp.                                        6.75%        5/1/2011    USD     125      123,265
                               Federal Home Loan Mortgage Corp.(c)                 4.45%       5/15/2006    USD     322      322,270
                               Federal Home Loan Mortgage Corp.(c)                 4.45%       7/15/2008    USD     308      309,268
                               Federal Home LoanMortgage Corp.                     6.00%       6/15/2005    USD     194      195,328
                               Federal Home Loan Mortgage Corp.                    6.50%      11/15/2008    USD     160      160,675
                               Federal Home LoanMortgage Corp. (TBA)               6.50%        8/1/2030    USD     388      381,090
                               Federal Home LoanMortgage Corp. (TBA)               6.50%        7/1/2031    USD   1,370    1,349,025
                               Federal Home LoanMortgage Corp. (TBA)               7.00%        8/1/2030    USD     828      829,813
                               Federal Home Loan Mortgage Corp. - Gold Program     6.00%        6/1/2031    USD   1,058    1,017,003
                               Federal National Mortgage Assoc.                    6.50%      11/18/2010    USD     272      272,862
                               Federal National Mortgage Assoc.                   6.625%      11/15/2030    USD     813      821,755
                               Federal National Mortgage Assoc.                    6.75%        3/1/2005    USD      63       63,588
                               Federal National Mortgage Assoc.                    7.00%       10/1/2015    USD   2,455    2,498,174
                               Federal National Mortgage Assoc. (TBA)              7.00%        7/1/2031    USD   2,550    2,561,164
                               First USA Credit Card Master Trust(c)               4.37%       8/15/2003    USD     285      285,766
                               Ford Credit Auto Owner Trust                        5.80%       6/15/2002    USD     361      362,348
                               Ford Motor Credit                                  7.875%       6/15/2010    USD     320      334,213
                               GE Financial Assurance                              1.60%       6/20/2011    USD 175,000    1,417,876
                               Government National Mortgage Assoc.                 7.00%       4/15/2031    USD   1,842    1,859,962
                               Green Tree Financial Corp.                          6.91%       6/15/2028    USD     315      321,478
                               Harley-Davidson Eaglemark Motorcycle Trust          5.94%       2/15/2004    USD     694      701,915
                               Harrah's Operating Co., Inc.(d)                    7.125%        6/1/2007    USD     120      119,047
                               HCA- The Healthcare Co.                            7.875%        2/1/2011    USD     160      161,642
                               Healthsouth Corp.                                   8.50%        2/1/2008    USD     160      162,138
                               Heritage Media Corp.                                8.75%       2/15/2006    USD     130      134,875
                               Hilton Hotel Corp.                                  8.25%       2/15/2011    USD     300      298,778
                               Household Finance Corp.                            5.875%       3/31/2008    USD     500      419,374
                               Household Finance Corp.                             8.00%       7/15/2010    USD     157      168,413
                               Hyundai Auto Receivables Trust                      6.05%       7/15/2004    USD     337      337,656
                               International Flavors & Fragrances, Inc.(d)         6.45%       5/15/2006    USD     160      159,942
                               Iron Mountain, Inc.                               10.125%       10/1/2006    USD     165      174,488
                               Kansas City Power &Light Co.                       7.125%      12/15/2005    USD     500      511,304
                               KFW Intl. Finance(a)                                6.00%       12/7/2028    USD     162      239,460
                               KFW Intl. Finance                                   6.25%      10/15/2003    USD     225      197,564
                               Lehman Brothers Holding                            7.875%       8/15/2010    USD     200      211,069
                               Lenfest Communications,Inc.                         8.25%       2/15/2008    USD     235      245,738
                               McLeod USA, Inc.(b)                               11.375%        1/1/2009    USD      75       47,625
                               Nationslink Funding Corp.                          6.042%       1/20/2031    USD     191      190,683
                               Newcourt Equipment Trust Securities                 5.24%      12/20/2002    USD      55       55,620
                               Nextel Communications,Inc.                          9.50%        2/1/2011    USD     150      117,938
                               Onyx Acceptance Auto Trust                          5.78%       2/15/2003    USD     142      142,768
                               Oshkosh Truck Corp.                                 8.75%        3/1/2008    USD     150      150,000
                               PSEG Energy Holdings(d)                             8.50%       6/15/2011    USD     255      253,547
                               PSEG Energy Holdings(d)                            8.625%       2/15/2008    USD     328      331,137
                               Premier Auto Trust                                  5.82%       12/6/2002    USD     983      990,591
                               Quest Diagnostics, Inc.                             7.50%       7/12/2011    USD     285      284,279
                               R.H. Donnelly, Inc.                                9.125%        6/1/2008    USD     100      102,000
                               Sears Credit Account Master Trust                   6.20%       2/16/2006    USD     188      189,233
                               Sears Credit Account Master Trust(b)                6.45%      10/16/2006    USD     800      813,325
                               Sinclair Broadcasting Group(b)                     10.00%       9/30/2005    USD     175      176,750


                       See Notes to Financial Statements.

                                                                               7


                               Schedule of Investments (unaudited)(continued)
                               Global Income Fund June 30, 2001


                                                                                                             Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon        Maturity      Currency
                               Investments                                          Rate            Date          (000)        Value
====================================================================================================================================
                               Tritel PCS, Inc.                                  10.375%       1/15/2011    USD     140   $  128,800
                               TXU Corp.                                          6.375%       6/15/2006    USD     120      118,688
                               U.S. Treasury Bond                            Zero Coupon       8/15/2020    USD     582      182,765
                               U.S. Treasury Bond(b)                               5.25%       2/15/2029    USD   1,064      974,018
                               U.S. Treasury Note                                 3.875%       1/15/2009    USD     695      774,380
                               U.S. Treasury Note                                  5.00%       2/15/2011    USD     280      271,687
                               Waste Management, Inc.                              7.10%        8/1/2026    USD     528      538,294
------------------------------------------------------------------------------------------------------------------------------------
                               Total United States Bonds (Cost $34,726,932)                                               34,789,931
====================================================================================================================================

                                                                                                              Principal
Short-Term Investments 2.91%                                                                                    Amount
====================================================================================================================================
Commercial Paper 2.44%         Citicorp, Inc. 4.14% due 7/2/2001                                          USD 1,426,000    1,426,000
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 0.47%     Greenwich Capital Markets 4.10% due 7/2/2001                                USD 277,657       277,657
------------------------------------------------------------------------------------------------------------------------------------
                               Total Short-Term Investments (Cost $1,703,657)                                              1,703,657
------------------------------------------------------------------------------------------------------------------------------------
                               Total Investments 108.64% (Cost $65,491,316)                                              $63,542,475
====================================================================================================================================

                    (a) Investments in non-U.S. dollar-denominated securities (41.91%). The remaining securities (58.09%) are invested in U.S. dollar- denominated securities.
                    (b)  Security (or a portion of security) on loan - See Note
                         5.
                    (c) Variable rate security. The interest rate represents the rate at June 30, 2001.
                    (d)  Restricted security under Rule 144A.
                    TBA -To be announced. Security on a forward commitment
                         basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
                    AUD -AustralianDollar
                    CAD -Canadian Dollar
                    EUR -Euro
                    GBP -British Pound
                    JPY -Japanese Yen
                    SEK -Swedish Krona
                    USD -U.S. Dollar

Important Information

The investment return and principal value of a Series investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include less regulation and the potential for less liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices. Each Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC 800-874-3733 (or your investment professional) for the Fund's current prospectus. If used as sales material after 9/30/2001, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.


                       See Notes to Financial Statements.

 Statements of Assets and Liabilities (unaudited)
 June 30, 2001


                                                                                                         Global        Global
                                                                                                   Equity Fund    Income Fund
  ASSETS:
   Investments in securities, at cost                                                               $58,443,814   $65,491,316
------------------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                                              $60,951,069   $63,542,475
   Cash                                                                                                 117,596       442,451
   Market value of collateral for securities loaned                                                           -     1,737,416
   Receivables:
      Interest and dividends                                                                            107,410       849,317
      Investment securities sold                                                                      3,291,858     3,500,326
      Capital shares sold                                                                             1,322,743           328
   Forward foreign currency exchange contracts                                                            5,630            -
   Prepaid expenses                                                                                       8,275        23,565
------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                                      65,804,581    70,095,878
------------------------------------------------------------------------------------------------------------------------------

 LIABILITIES:
   Securities lending collateral                                                                              -     1,737,416
   Reverse repurchase agreement (See Note 2)                                                                  -       280,000
   Forward foreign currency exchange contracts                                                           10,978            -
   Payables:
      Investment securities purchased                                                                 2,997,868     9,075,049
      Capital shares reacquired                                                                         260,587        33,335
      Management fees                                                                                    38,017        25,278
      12b-1 distribution fees                                                                            35,535        41,745
      Directors' fees                                                                                    27,837        53,909
   Accrued expenses                                                                                      38,083        76,796
   Dividends payable                                                                                          -       283,636
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                                  3,408,905    11,607,164
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $62,395,676   $58,488,714
==============================================================================================================================

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                                     62,108,185    92,559,992
 Distributions in excess of net investment income                                                      (117,499)   (5,000,218)
 Accumulated net realized loss on investments, futures contracts
    and foreign currency related transactions                                                        (2,094,578)  (27,089,334)
 Net unrealized appreciation (depreciation) on investments,
    futures contracts and translation
   of assets and liabilities denominated in foreign currencies                                        2,499,568    (1,981,726)
------------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                         $62,395,676   $58,488,714
==============================================================================================================================

 Net assets by class:
 Class A Shares                                                                                     $54,716,157   $54,852,806
 Class B Shares                                                                                     $ 5,104,159   $ 1,445,381
 Class C Shares                                                                                     $ 2,575,360   $ 1,914,460
 Class P Shares                                                                                               -    $  276,067

 Outstanding shares by class:
 Class A Shares                                                                                       5,019,759     8,708,353
 Class B Shares                                                                                         481,733       229,220
 Class C Shares                                                                                         242,410       303,331
 Class P Shares                                                                                               -        44,082

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):

 Class A Shares - Net asset value                                                                        $10.90         $6.30
 Class A Shares - Maximum offering price
  (Net asset value plus sales charge 5.75% and 4.75%, respectively)                                      $11.56         $6.61
 Class B Shares - Net asset value                                                                        $10.60         $6.31
 Class C Shares - Net asset value                                                                        $10.62         $6.31
 Class P Shares -  Net asset value                                                                            -         $6.26
==============================================================================================================================


                       See Notes to Financial Statements.

Statements of Operations (unaudited)
 For the Six Months Ended June 30, 2001


                                                                                                Global        Global
 Investment Income:                                                                        Equity Fund  Income Fund
 Dividends                                                                                  $   555,786 $          -
 Interest                                                                                       66,562     1,610,386*

 Foreign withholding tax                                                                       (42,734)       (1,338)
---------------------------------------------------------------------------------------------------------------------
 Total investment income                                                                       579,614     1,609,048
---------------------------------------------------------------------------------------------------------------------

 Expenses:
 Management fees                                                                               246,382       157,189
 12b-1 distribution plan - Class A                                                             123,244        72,633
 12b-1 distribution plan - Class B                                                              25,517         6,997
 12b-1 distribution plan - Class C                                                              14,374         8,927
 12b-1 distribution plan - Class P                                                                  -            571
 Shareholder servicing                                                                         172,898        58,475
 Reports to shareholders                                                                        31,433         7,160
 Registration                                                                                   30,409        11,630
 Professional                                                                                   21,718        13,381
 Custody                                                                                        10,630         2,736
 Directors' fees                                                                                 1,364         1,366
 Other                                                                                           1,459         3,543
---------------------------------------------------------------------------------------------------------------------
 Gross expenses                                                                                679,428       344,608
   Expense reductions                                                                           (7,942)      (17,564)
---------------------------------------------------------------------------------------------------------------------
 Net expenses                                                                                  671,486       327,044
---------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                  (91,872)    1,282,004
---------------------------------------------------------------------------------------------------------------------

 Realized and unrealized loss:
 Net realized gain (loss) on investments, futures contracts and
   foreign currency related transactions                                                    (2,094,578)      184,799
 Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets
   and liabilities denominated in foreign currencies                                        (9,511,599)   (2,740,034)
====================================================================================================================
 Net realized and unrealized loss                                                          (11,606,177)   (2,555,235)
====================================================================================================================
 Net Decrease in Net Assets Resulting From Operations                                     $(11,698,049)  $(1,273,231)
====================================================================================================================

*Includes interest expense of $104.


                       See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)
 Six Months Ended June 30, 2001


                                                                                                     Global        Global
 Operations: NET ASSETS                                                                         Equity Fund   Income Fund
 Net investment income (loss)                                                                  $    (91,872) $  1,282,004

 Net realized gain (loss) on investments, futures contracts and foreign currency
   related transactions                                                                          (2,094,578)      184,799

 Net change in unrealized
   appreciation/depreciation on investments, futures contracts and translation of
   assets and liabilities denominated in foreign currencies                                      (9,511,599)   (2,740,034)
--------------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations                                           (11,698,049)   (1,273,231)
==========================================================================================================================

 Distributions to shareholders from net investment income:

   Class A                                                                                                 -   (1,983,818)
   Class B                                                                                                 -      (43,349)
   Class C                                                                                                 -      (56,390)
   Class P                                                                                                 -       (8,601)

--------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                                      -    (2,092,158)
==========================================================================================================================

 Capital share transactions:
 Net proceeds from sales of shares                                                               37,122,912     4,606,184
 Reinvestment of distributions                                                                           -      1,657,779
 Cost of shares reacquired                                                                      (35,959,109)  (10,399,452)
--------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share transactions                  1,163,803    (4,135,489)
==========================================================================================================================
 Net decrease in net assets                                                                     (10,534,246)   (7,500,878)
==========================================================================================================================

 NET ASSETS:
 Beginning of period                                                                             72,929,922    65,989,592
--------------------------------------------------------------------------------------------------------------------------
 End of period                                                                                 $ 62,395,676  $ 58,488,714
==========================================================================================================================
 Distributions in excess of net investment income                                              $   (117,499) $ (5,000,218)
==========================================================================================================================



                       See Notes to Financial Statements.

Statements of Changes in Net Assets
 Year Ended December 31, 2000

                                                                                                   Global        Global
 Operations: NET ASSETS                                                                      Equity Fund    Income Fund
 Net investment income (loss)                                                                 $  (306,889) $  2,550,120+

 Net realized gain (loss) on investments, futures contracts and foreign currency
   related transactions                                                                         6,835,312   (13,548,629)+

 Net change in unrealized
   appreciation/depreciation on investments, futures contracts and translation of
   assets and liabilities denominated in foreign currencies                                    (3,210,191)   10,261,370+
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations                                3,318,232      (737,139)
=======================================================================================================================

 Distributions to shareholders from:
 Paid-in capital
   Class A                                                                                            -      (5,254,210)

   Class B                                                                                            -         (91,261)

   Class C                                                                                            -        (143,084)

   Class P                                                                                            -         (17,478)

 Net realized gain

   Class A                                                                                     (6,371,359)           -
   Class B                                                                                       (571,030)           -
   Class C                                                                                       (310,822)           -
-----------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                           (7,253,211)   (5,506,033)
=======================================================================================================================

 Capital share transactions:
 Net proceeds from sales of shares                                                             24,454,228     4,471,201
 Reinvestment of distributions                                                                  7,048,782     4,029,141
 Cost of shares reacquired                                                                    (27,604,274)  (26,696,390)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share transactions                3,898,736   (18,196,048)
=======================================================================================================================
 Net decrease in net assets                                                                       (36,243)  (24,439,220)
=======================================================================================================================

 NET ASSETS:
 Beginning of year                                                                             72,966,165    90,428,812
-----------------------------------------------------------------------------------------------------------------------
 End of year                                                                                 $ 72,929,922  $ 65,989,592
=======================================================================================================================
 Distributions in excess of net investment income                                            $    (25,627) $ (4,190,064)
=======================================================================================================================

 +Includes amortization of premium. See Note 2.


                       See Notes to Financial Statements.

Financial Highlights
Global Equity Fund


                                              Six Months Ended                       Year Ended 12/31
                                                     6/30/2001     -----------------------------------------------------------------
                                                    (unaudited)          2000          1999         1998          1997         1996
 Per Share Operating Performance (Class A Shares)
 Net asset value, beginning of period                $   12.98      $   13.82     $   12.29    $   12.08     $   12.55    $   11.96
                                                     =========      =========     =========    =========     =========    =========

 Investment operations

   Net investment income (loss)                           (.01)(a)       (.05)(a)      (.09)(a)      .01(a)        .07(a)       .07
   Net realized and unrealized gain (loss)               (2.07)           .65          1.62         1.08           .90          .93
                                                     ---------      ---------     ---------    ---------     ---------    ---------
     Total from investment operations                    (2.08)           .60          1.53         1.09           .97         1.00
                                                     ---------      ---------     ---------    ---------     ---------    ---------

 Distributions to shareholders from:
   Net investment income                                     -              -             -         (.03)         (.06)        (.07)
   Net realized gain                                         -          (1.44)            -         (.85)        (1.38)        (.34)
                                                     ---------      ---------     ---------    ---------     ---------    ---------
     Total distributions                                     -          (1.44)            -         (.88)        (1.44)        (.41)
                                                     ---------      ---------     ---------    ---------     ---------    ---------
 Net asset value, end of period                      $   10.90      $   12.98     $   13.82    $   12.29     $   12.08    $   12.55
                                                     =========      =========     =========    =========     =========    =========


 Total Return(b)                                        (16.02)%(d)      4.78%        12.37%        9.07%         7.99%        8.37%

 Ratios to Average Net Assets

   Expenses, including expense reductions                  .98%(d)       1.78%         1.94%        1.66%         1.51%        1.52%
   Expenses, excluding expense reductions                  .99%(d)       1.79%         1.94%        1.66%         1.51%        1.52%
   Net investment income (loss)                           (.11)%(d)      (.34)%        (.77)%        .06%          .57%         .54%



                                                 Six Months Ended                  Year Ended 12/31                     8/1/1996(c)
                                                        6/30/2001   -----------------------------------------------          to
                                                      (unaudited)        2000         1999        1998         1997     12/31/1996
 Per Share Operating Performance (Class B Shares)
 Net asset value, beginning of period                  $   12.65     $  13.60    $   12.18    $  12.03    $   12.53    $  12.30
                                                       =========     ========    =========    ========    =========    ========
 Investment operations

   Net investment loss                                      (.04)(a)     (.14)(a)     (.17)(a)    (.09)(a)     (.02)(a)    (.01)
   Net realized and unrealized gain (loss)                 (2.01)         .63         1.59        1.09          .89         .58
                                                       ---------     --------    ---------    --------    ---------    --------
     Total from investment operations                      (2.05)         .49         1.42        1.00          .87         .57
                                                       ---------     --------    ---------    --------    ---------    --------
 Distributions to shareholders from net realized gain         -         (1.44)          -         (.85)       (1.37)       (.34)
                                                       ---------     --------    ---------    --------    ---------    --------
 Net asset value, end of period                        $   10.60     $  12.65    $   13.60    $  12.18    $   12.03    $  12.53
                                                       =========     ========    =========    ========    =========    ========


 Total Return(b)                                          (16.21)%(d)    4.12%       11.49%       8.37%        7.19%       4.56%(d)

 Ratios to Average Net Assets

   Expenses, including expense reductions                   1.27%(d)     2.40%        2.57%       2.37%        2.23%        .83%(d)
   Expenses, excluding expense reductions                   1.28%(d)     2.41%        2.57%       2.37%        2.23%        .83%(d)
   Net investment loss                                      (.39)%(d)    (.92)%      (1.42)%      (.70)%       (.16)%      (.16)%(d)


                       See Notes to Financial Statements.

Global Equity Fund



                                            Six Months Ended                Year Ended 12/31                          7/15/1996(c)
                                                   6/30/2001    --------------------------------------------------         to
 Per Share Operating Performance (Class C Shares) (unaudited)         2000         1999         1998         1997     12/31/1996
 Net asset value, beginning of period              $   12.69     $   13.63    $   12.20    $   12.05    $   12.54    $   12.31
                                                   =========     =========    =========    =========    =========    =========
 Investment operations

   Net investment loss                                  (.04)(a)      (.14)(a)     (.17)(a)     (.09)(a)     (.01)(a)       -(e)
   Net realized and unrealized gain
   (loss) on investments                                (2.03)          .64         1.60         1.09          .90          .57
                                                   ---------     ---------    ---------    ---------    ---------    ---------
     Total from investment operations                  (2.07)          .50         1.43         1.00          .89          .57
                                                   ---------     ---------    ---------    ---------    ---------    ---------
 Distributions to shareholders from:
   Net investment income                                  -             -            -            -          (.01)          -
   Net realized gain                                      -          (1.44)          -          (.85)       (1.37)        (.34)
                                                   ---------     ---------    ---------    ---------    ---------    ---------
     Total distributions                                  -          (1.44)          -          (.85)       (1.38)        (.34)
                                                   ---------     ---------    ---------    ---------    ---------    ---------
 Net asset value, end of period                    $   10.62     $   12.69    $   13.63    $   12.20    $   12.05    $   12.54
                                                   =========     =========    =========    =========    =========    =========

 Total Return(b)                                   (16.31)%(d)        4.19%       11.56%        8.35%        7.34%        4.64%(d)

 Ratios to Average Net Assets

   Expenses, including expense reductions            1.27%(d)         2.40%        2.57%        2.37%        2.14%         .83%(d)
   Expenses, excluding expense reductions            1.28%(d)         2.41%        2.57%        2.37%        2.14%         .83%(d)
   Net investment loss                               (.32)%(d)        (.94)%      (1.44)%       (.69)%       (.06)%        (.11)%(d)



                                             Six Months Ended                               Year Ended 12/31
                                                    6/30/2001        --------------------------------------------------------------
 Supplemental Data for AllClasses:                  (unaudited)        2000           1999           1998          1997       1996
===================================================================================================================================
   Net assets, end of period (000)                     $62,396       $72,930        $72,966        $80,093       $80,820   $92,164

   Portfolio turnover rate                             67.44%         41.21%        78.74%         89.48%         99.05%    81.97%
===================================================================================================================================

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of offering of class shares.

(d)  Not annualized.

(e)  Amount represents less than $.01.


                       See Notes to Financial Statements.

Financial Highlights
Global Income Fund


                                   Six Months Ended                           Year Ended 12/31
                                           6/30/2001        ------------------------------------------------------------
 Per Share Operating Performance          (unaudited)           2000           1999         1998        1997        1996
  (Class A Shares)
 Net asset value, beginning of period       $   6.65        $   7.16       $   8.44    $    8.09    $   8.34    $   8.58
                                            ========        ========       ========    =========    ========    ========


 Investment operations

   Net investment income                         .13(a)          .23(a)(e)      .47(a)       .55(a)      .51(a)      .53
   Net realized and unrealized gain (loss)      (.26)           (.25)(e)      (1.26)         .30        (.18)       (.04)
                                            --------        --------       --------    ---------    --------    --------
     Total from investment operations           (.13)           (.02)          (.79)         .85         .33         .49
                                            --------        --------       --------    ---------    --------    --------

 Distributions to shareholders from:
   Net investment income                        (.22)              -           (.39)        (.50)       (.51)       (.61)
   Net realized gain                               -               -              -            -           -        (.12)
   Paid-in capital                                 -            (.49)          (.10)           -        (.07)          -
                                            --------        --------       --------    ---------    --------    --------
     Total distributions                        (.22)           (.49)          (.49)        (.50)       (.58)       (.73)
                                            --------        --------       --------    ---------    --------    --------
 Net asset value, end of period             $   6.30        $   6.65       $   7.16    $    8.44    $   8.09    $   8.34
                                            ========        ========       ========    =========    ========    ========

 Total Return(b)                              (2.06)%(d)       (.03)%        (9.47)%      10.79%       4.23%       6.12%

 Ratios to Average Net Assets

   Expenses, including expense reductions        .50%(d)(f)     1.25%          1.24%        1.18%       1.10%       1.04%
   Expenses, excluding expense reductions        .53%(d)(f)     1.31%          1.24%        1.18%       1.10%       1.04%
   Net investment income                        2.07%(d)        3.42%(e)       6.08%        6.75%       6.29%       6.52%



                                    Six Months Ended                      Year Ended 12/31                     8/1/1996(c)
                                           6/30/2001        ------------------------------------------------        to
 Per Share Operating Performance         (unaudited)            2000            1999         1998       1997   12/31/1996
 (Class B Shares)
 Net asset value, beginning of period       $   6.67        $   7.17       $    8.44    $    8.09    $   8.34    $   8.24
                                            ========        ========       =========    =========    ========    ========

 Investment operations

   Net investment income                         .11(a)          .19(a)(e)       .43(a)       .49(a)      .45(a)      .23
   Net realized and unrealized gain (loss)      (.27)           (.25)(e)       (1.26)         .30        (.18)        .22
                                            --------        --------       ---------    ---------    --------    --------
     Total from investment operations           (.16)           (.06)           (.83)         .79         .27         .45
                                            --------        --------       ---------    ---------    --------    --------
 Distributions to shareholders from:
   Net investment income                        (.20)              -            (.35)        (.44)       (.46)       (.23)
   Net realized gain                               -               -               -            -           -        (.12)
   Paid-in capital                                 -            (.44)           (.09)           -        (.06)          -
                                            --------        --------       ---------    ---------    --------    --------
     Total distributions                        (.20)           (.44)           (.44)        (.44)       (.52)       (.35)
                                            --------        --------       ---------    ---------    --------    --------
 Net asset value, end of period             $   6.31        $   6.67       $    7.17    $    8.44    $   8.09    $   8.34
                                            ========        ========       =========    =========    ========    ========

 Total Return(b)                               (2.45)%(d)       (.44)%        (10.11)%      10.03%       3.49%       5.58%(d)

 Ratios to Average Net Assets

   Expenses, including expense reductions        .88%(d)(f)     1.86%           1.89%        1.87%       1.78%        .73%(d)
   Expenses, excluding expense reductions        .91%(d)(f)     1.92%           1.89%        1.87%       1.78%        .73%(d)
   Net investment income                        1.69%(d)        2.79%(e)        5.57%        6.01%       5.57%       2.11%(d)


                       See Notes to Financial Statements.

Global Income Fund



                                            Six Months Ended                      Year Ended 12/31                     7/15/1996(c)
                                                   6/30/2001       ---------------------------------------------------      to
 Per Share Operating Performance                  (unaudited)           2000          1999          1998        1997   12/31/1996
 (Class C Shares)
 Net asset value, beginning of period               $   6.66        $   7.17       $   8.44    $    8.09    $   8.34    $   8.14
                                                    ========        ========       ========    =========    ========    ========

 Investment operations

   Net investment income                                 .11(a)          .19(a)(e)      .43(a)       .50(a)      .45(a)      .21
   Net realized and unrealized gain (loss)              (.27)           (.26)(e)      (1.26)         .29        (.18)        .37
                                                    --------        --------       --------    ---------    --------    --------
     Total from investment operations                   (.16)           (.07)          (.83)         .79         .27         .58

                                                    --------        --------       --------    ---------    --------    --------

 Distributions to shareholders from:
   Net investment income                                (.19)              -           (.35)       (.44)       (.46)       (.26)
   Net realized gains                                      -               -              -            -           -       (.12)
   Paid-in capital                                         -            (.44)          (.09)           -        (.06)         -
                                                    --------        --------       --------    ---------    --------    --------
     Total distributions                                (.19)           (.44)          (.44)        (.44)       (.52)       (.38)
                                                    --------        --------       --------    ---------    --------    --------
 Net asset value, end of period                     $   6.31        $   6.66       $   7.17    $    8.44    $   8.09    $   8.34
                                                    ========        ========       ========    =========    ========    ========

 Total Return(b)                                    (2.40)%(d)          (.73)%        (9.98)%      10.03%       3.48%       7.43%(d)

 Ratios to Average Net Assets

   Expenses, including expense reductions                .88%(d)(f)     1.90%          1.88%        1.85%       1.77%        .87%(d)
   Expenses, excluding expense reductions                .91%(d)(f)     1.96%          1.88%        1.85%       1.77%        .87%(d)
   Net investment income                                1.70%(d)        2.77%(e)       5.42%        6.08%       5.62%       2.69%(d)


                                               Six Months Ended                    Year              3/4/1999(c)
                                                      6/30/2001                   Ended                    to
 Per Share Operating Performance (Class P Shares)    (unaudited)              12/31/2000              12/31/1999
 Net asset value, beginning of period                  $   6.62                 $   7.16                $   7.91
                                                       ========                 ========                ========


 Investment operations

   Net investment income                                    .13(a)                   .22(a)(e)               .42(a)
   Net realized and unrealized loss                        (.27)                    (.28)(e)                (.85)
                                                       --------                 --------                --------
     Total from investment operations                      (.14)                    (.06)                   (.43)
                                                       --------                 --------                --------

 Distributions to shareholders from:
   Net investment income                                   (.22)                  -                         (.25)
   Paid-in capital                                       -                          (.48)                   (.07)
                                                       --------                 --------                --------
     Total distributions                                   (.22)                    (.48)                   (.32)
                                                       --------                 --------                --------
 Net asset value, end of period                        $   6.26                 $   6.62                $   7.16
                                                       ========                 ========                ========

 Total Return(b)                                          (2.20)%(d)                (.57)%              (5.51)%(d)

 Ratios to Average Net Assets

   Expenses, including expense reductions                   .60%(d)(f)              1.31%                   1.25%(d)
   Expenses, excluding expense reductions                   .63%(d)(f)              1.37%                   1.25%(d)
   Net investment income                                   1.96%(d)                 3.34%(e)                5.66%(d)



                                              Six Months Ended                      Year Ended 12/31
                                                     6/30/2001       ---------------------------------------------------------------
 Supplemental Data for All Classes:                 (unaudited)         2000          1999           1998           1997        1996
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                      $58,489       $65,990        $90,429       $125,162      $148,785  $202,494

   Portfolio turnover rate                              196.54%        406.50%       314.07%        359.13%       616.63%    621.79%
====================================================================================================================================

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of offering of class shares.

(d)  Not annualized.

(e) Includes impact of amortization of premium. See Note 2. The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:

                                                          Class A        Class B       Class C        Class P
-------------------------------------------------------------------------------------------------------------------
  Net investment income per share                        $(.09)         $(.09)         $(.09)         $(.09)
  Net realized and unrealized gain (loss) per share        .09            .09            .09            .09
  Net investment income to average net assets            (1.32)%        (1.32)%       (1.32)%        (1.32)%


(f)  Ratio includes interest expense.


                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law on February 23, 1988. The Company consists of the following two portfolios ("Funds"): Equity Series ("Equity Fund" or "Lord Abbett Global Equity Fund") and Income Series ("Income Fund" or "Lord Abbett Global Income Fund"). Equity Fund is diversified as defined under the Investment Company Act of 1940 (the "Act"). Income Fund is non-diversified. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation - Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income - Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and amortization/ accretion are recorded using the effective interest method. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes - It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Expenses - Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated to the Fund on a pro rata basis. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(e) Foreign Transactions - Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(f) Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities denominated on foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments, futures contracts and foreign currency related transactions. (g) Futures Contracts
     - Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(h) Reverse Repurchase Agreement - Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund receives cash equal to 100% of the price of the security sold.

     For the six-month period ended June 30, 2001, Income Fund had an average outstanding reverse repurchase agreement balance of $278,243 at a weighted average interest rate of 3.37%. The maximum average monthly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001, was $278,829, which was .40% of total assets.

(i) Change in Accounting Principle - Effective January 1, 2000, the Company elected to adopt the provisions of the AICPA Audit and Account ing Guide, Audits of Investment Companies, related to amortization of premiums and discounts on debt securities. For the fiscal year ended December 31, 2000, Income Fund amortized premiums and discounts on debt securities using the effective interest method. The effect of this accounting change had no impact on the net assets of Income Fund, but resulted in a decrease to net investment income and a corresponding increase to net realized and unrealized gains and losses. Prior to this fiscal year, Income Fund did not amortize premiums on debt securities. Based on securities held as of January 1, 2000, the cumulative effect of this accounting change had no impact on the net assets of

     Income Fund, but resulted in a decrease to accumulated undistributed net investment income and a corresponding increase to net unrealized gains and losses. The amounts recorded as a result of the change in accounting principle are as follows:

                     Year Ended 12/31/2000      Cumulative through 1/1/2000
----------------------------------------------------------------------------
    Income Fund                   $996,325                       $3,524,587

    The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                 Management Fees
--------------------------------------------------
Equity Fund                                 .75%
Income Fund                                 .50%

Lord Abbett had entered into a subadvisory agreement with Fuji Investment Management Co. (Europe) Ltd. (the "subadvisor"). The subadvisor furnished investment advisory services in connection with the management of the Equity Fund. Lord Abbett paid for the cost of the subadvisor`s services. Effective December 15, 2000, Lord Abbett terminated its subadvisory agreement. Effective December 18, 2000, Lord Abbett withdrew its 25% ownership stake in the subadvisor. Lord Abbett had held a 25% ownership stake since September 1998.

12b-1 Plans

Each of the Funds has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee                           Class A         Class B            Class C    Class P
-------------------------------------------------------------------------------------
Service                          .25%            .25%       up to .25%(2)       .20%
Distribution                     .10%(1)         .75%       up to .75%(2)       .25%
Quarterly service fee              -               -        up to .25%(3)         -
Quarterly distribution fee         -               -        up to .75%(3)         -

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases.

(2)  Paid at the time such shares are sold.

(3) Paid at each quarter-end after the first anniversary of the sale of such shares.

Commissions

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers:

                                          Six Months Ended June 30, 2001
                                  ------------------------------------------
                                    Distributor                   Dealer
                                    Commissions              Concessions
                                  ------------------------------------------
Equity Fund                             $26,026                 $158,695
IncomeFund                                1,970                   10,243

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.  DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid semiannually for Equity Fund, and declared daily and paid monthly for Income Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains.

At fiscal year-end December 31, 2000, the capital loss carryforwards along with the related expiration dates were as follows:

                       2002          2003           2004          2005          2007          2008           Total
------------------------------------------------------------------------------------------------------------------
Income Fund     $17,996,255      $261,741     $4,193,690      $680,831    $1,473,226    $2,677,712     $27,283,455


5.  PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of June 30, 2001, the value of securities loaned for Income Fund was $1,657,041. These loans were collateralized by cash of $1,737,416 which is invested in a restricted money market account. Income from securities lending of $3,974 is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term investments) are as follows:

                                             Six Months Ended June 30, 2001
---------------------------------------------------------------------------
                          Purchases                                  Sales
---------------------------------------------------------------------------
Equity Fund            $ 44,173,763                           $ 42,415,948
Income Fund             130,886,034                            138,084,720

As of June 30, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes are as follows:

                                                                                    Net
                                                Gross             Gross       Unrealized
                                           Unrealized        Unrealized     Appreciation
                            Tax Cost     Appreciation      Depreciation    (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Equity Fund              $58,443,814       $5,292,084       $(2,784,829)     $ 2,507,255
Income Fund               69,636,641          328,781        (6,422,947)      (6,094,166)

The cost of investments for federal income tax purposes for the Income Fund differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as amortization of premium.

Equity Fund had the following open forward foreign currency exchange contracts which are included in the accompanying Statements of Assets and Liabilities outstanding at June 30, 2001:

                                                             Value at Trade Date
                                           Settlement    -------------------------------            Market      Unrealized
Currency                      Type               Date    Local Currency     U.S. Dollars             Value    Depreciation
----------------------------------------------------------------------------------------------------------------------------
EUR                           Sell                  7/2/2001    350,571         $302,210          $297,127          $(5,083)
----------------------------------------------------------------------------------------------------------------------------

Included in the receivable and payable for foreign currency exchange contracts in the accompanying Statements of Assets and Liabilities are closed but unsettled forward foreign currency exchange contracts of the following amounts as of June 30, 2001:


                                                                 Value at Trade Date                             Unrealized
                                           Settlement    -------------------------------            Market    Appreciation
Currency                      Type               Date    Local Currency     U.S. Dollars             Value  (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
JPY                           Buy            6/29/2001      (96,064,125)     $ (775,868)       $ (770,238)        $  5,630
JPY                           Sell           6/29/2001       77,628,942          626,975           622,426           (4,549)
JPY                           Sell           6/29/2001       22,960,325          185,441           184,095           (1,346)
----------------------------------------------------------------------------------------------------------------------------
Total                                                                        $    36,548       $    36,283        $    (265)


6.  DIRECTORS' REMUNERATION
The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all Funds in the Lord Abbett group based on the net assets of each Fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other Funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon is included in Directors' fees on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8.  LINE OF CREDIT

Equity Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At June 30, 2001 there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.

9.  SUMMARY OF CAPITAL TRANSACTIONS

Equity Fund has authorized 500 million shares of $.001 par value capital stock designated as follows: 445 million Class A shares, 15 million Class B shares, 20 million Class C shares and 20 million Class P shares. As of June 30, 2001, no Class P shares have been issued. Income Fund has authorized 500 million shares of $.001 par value capital stock designated as follows: 430 million Class A shares, 30 million Class B shares, 20 million Class C shares and 20 million Class P shares.

                                                   Six Months Ended                     Year Ended
Equity Fund                                June 30, 2001 (unaudited)             December 31, 2000
---------------------------------------------------------------------------------------------------
Class A Shares                                 Shares         Amount          Shares        Amount
----------------------------------------------------------------------   --------------------------
Shares sold                                 2,496,633   $ 28,454,964      1,321,016   $ 19,679,675
Reinvestment of distributions                       -              -        493,819      6,192,481
Shares reacquired                          (2,428,706)   (27,777,112)    (1,708,213)   (25,400,170)
----------------------------------------------------------------------   --------------------------
Increase                                       67,927    $   677,852        106,622   $    471,986
----------------------------------------------------------------------   --------------------------

Class B Shares
----------------------------------------------------------------------   --------------------------
Shares sold                                    94,790   $  1,062,128        209,548   $  3,112,498
Reinvestment of distributions                       -              -         44,948        549,266
Shares reacquired                             (56,719)      (645,964)       (81,941)    (1,204,897)
----------------------------------------------------------------------   --------------------------
Increase                                       38,071    $   416,164        172,555   $  2,456,867
----------------------------------------------------------------------   --------------------------

Class C Shares
----------------------------------------------------------------------   --------------------------
Shares sold                                   679,496   $  7,605,820        112,714   $  1,662,055
Reinvestment of distributions                       -              -         25,044        307,035
Shares reacquired                            (675,691)    (7,536,033)       (68,351)      (999,207)
----------------------------------------------------------------------   --------------------------
Increase                                        3,805    $    69,787         69,407    $   969,883
----------------------------------------------------------------------   --------------------------

Income Fund
---------------------------------------------------------------------------------------------------

Class A Shares
----------------------------------------------------------------------   --------------------------
Shares sold                                   590,482   $  3,826,564        523,087   $  3,548,981
Reinvestment of distributions                 239,596      1,574,892        572,980      3,845,517
Shares reacquired                          (1,533,289)    (9,973,141)    (3,700,413)   (24,879,353)
----------------------------------------------------------------------   --------------------------
Decrease                                     (703,211)  $ (4,571,685)    (2,604,346)  $(17,484,855)
----------------------------------------------------------------------   --------------------------

Class B Shares
----------------------------------------------------------------------   --------------------------
Shares sold                                    51,828    $   339,065         47,217    $   314,075
Reinvestment of distributions                   5,762         37,897         11,603         77,833
Shares reacquired                             (25,878)      (168,601)       (71,719)      (476,290)
----------------------------------------------------------------------   --------------------------
Increase (decrease)                            31,712    $   208,361        (12,899) $     (84,382)
----------------------------------------------------------------------   --------------------------

Class C Shares
----------------------------------------------------------------------   --------------------------
Shares sold                                    50,749    $   331,326         42,088    $   278,395
Reinvestment of distributions                   6,837         44,989         15,306        102,883
Shares reacquired                             (32,111)      (209,820)      (155,612)    (1,046,620)
----------------------------------------------------------------------   --------------------------
Increase (decrease)                            25,475    $   166,495        (98,218)   $  (665,342)
----------------------------------------------------------------------   --------------------------

Class P Shares
----------------------------------------------------------------------   --------------------------
Shares sold                                    16,826    $   109,229         48,627    $   329,750
Reinvestment of distributions                       -              1            422          2,908
Shares reacquired                              (7,375)       (47,890)       (43,782)      (294,127)
----------------------------------------------------------------------   --------------------------
Increase                                        9,451    $    61,340          5,267     $   38,531
----------------------------------------------------------------------   --------------------------

Dear Fellow Shareholder:

                                     [PHOTO]

For more than seven decades, a hallmark of Lord Abbett has been our determination to produce consistent performance for shareholders whether markets are rising or falling. The past year was no exception. In what was widely regarded as one of the most challenging years for financial markets, many Lord Abbett Funds received widespread recognition and awards for superior performance.

    While this public recognition is gratifying, we measure our success solely on how well we meet the needs of you, our clients. We are committed to client partnership. Our independence as a Firm allows us to focus on our clients' needs instead of those of a parent company. We emphasize teamwork among our managers to develop investment solutions for our clients. We offer opportunity within the Firm to nurture and retain the best investment talent in the industry. Finally, we insist on the highest integrity in all we propose and do.

    We thank you for the confidence you have expressed in us and for the opportunity to help build your investment portfolio.

Sincerely,

/s/ Robert S. Dow
Robert S. Dow
Chairman

Copyright 2001 by Lord Abbett Global Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973 This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current Prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the United States of America.

Investing  in the Lord Abbett
Family of Funds


Growth Funds                Growth &            Income Funds              Tax-Free Funds     Money
                            Income Funds                                                     Market Fund

All Value Fund              Affiliated Fund     Bond-Debenture Fund       o California        U.S. Government
                                                                          o Connecticut       Money Market Fund(2)(3)
Alpha Fund                  Balanced Fund       Core Fixed Income Fund    o Florida
                                                                          o Georgia
Global Equity Fund          Large-Cap           Global Income Fund        o Hawaii
                            Research Fund                                 o Michigan
Growth                                          High Yield Fund           o Minnesota
Opportunities Fund                                                        o Missouri
                                                Limited Duration          o National
International Fund                              U.S. Government Fund(2)   o New Jersey
                                                                          o New York
Large-Cap Growth Fund                           Total Return Fund         o Pennsylvania
                                                                          o Texas
Mid-Cap Value Fund                              U.S. Government Fund(2)   o Washington
                                                World Bond-
Small-Cap Blend Fund                            Debenture Fund

Developing
Growth Fund(1)

Small-Cap Value Fund(1)



For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Read it carefully before investing.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-hour Automated Shareholder Service Line: 800-865-7582
Website: www.LordAbbett.com


(1) Lord Abbett Developing Growth Fund and Lord Abbett Small-Cap Value Fund are closed to new investors.

(2) An investment in this Fund is neither insured nor guaranteed by the U.S. government.

(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

Finding the right mutual fund can be confusing. At Lord Abbett, we believe that your Investment Professional provides value in helping you identify and understand your investment objectives and, ultimately, offering Fund recommendations suitable for your individual needs.

[LOGO]

  Lord Abbett Mutual Fund shares are distributed by:
              LORD ABBETT DISTRIBUTOR LLC                          LAG-3-601
90 Hudson Street o Jersey City, New Jersey 07302-3973                 (8/01)